UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2004

VERITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26880	77-0182779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

894 Ross Drive

Sunnyvale, California 94089

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 541-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 16, 2004, Verity, Inc. issued a press release announcing its fiscal 2005 first quarter financial results. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in the report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Verity, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 14, 2004, Verity’s Board of Directors increased the size of the Board to ten members, and appointed Eric F. Brown and Richard G. Stevens as members of Verity’s Board. Each of Messrs. Brown and Stevens was appointed to serve as a member of the Board in the class of directors continuing in office until the 2006 Annual Meeting.

In connection with their election to the Board of Directors, each of Messrs. Brown and Stevens was also appointed as a member of Verity’s Audit Committee, and Mr. Stevens was made the Chairman of that committee. Messrs. Brown and Stevens were also appointed to the Verity Nominating and Corporate Governance Committee.

Under the Board and Committee service fees approved by Verity’s Board of Directors in June 2004, each of Messrs. Brown and Stevens will receive a quarterly retainer of $6,250 and a per meeting fee of $2,500 for in-person meetings and $1,250 for telephonic meetings (up to a maximum of $5,000 per quarter) for their service on the Board. Messrs. Brown and Stevens will also receive $2,000 per committee meeting that they attend (up to a maximum of $4,000 per quarter). They will also be eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Verity’s policy.

As new members of Verity’s Board of Directors, it is expected, in accordance with Verity’s historical practice, that each of Messrs. Brown and Stevens will be granted an option to purchase 40,000 shares of Verity’s common stock on the date of the 2004 Annual Meeting of Stockholders to occur on September 30, 2004.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 16, 2004, announcing Verity, Inc. Fiscal 2005 First Quarter Financial Results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VERITY, INC.

Dated: September 16, 2004	By:	/s/ Steven R. Springsteel
Steven R. Springsteel
Senior Vice President of Finance and Administration and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated September 16, 2004, announcing Verity, Inc. Fiscal 2005 First Quarter Financial Results.